CEUT Emerging Growth Conference
New York City, July 11, 2007
Reuben F. Richards, Jr.  Chief Executive Officer
Hong Hou, President & Chief Operating Officer
 July 9, 2007
EMCORE Corporation

The information provided herein may include forward-looking statements within the meaning of Section  27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, (a) the Company’s unaudited results for the third quarter and fiscal year 2007, (b) statements related to the Company’s voluntary review of its historic stock option granting practices, including statements concerning the determination of accounting adjustments and related tax and financial consequences in connection with the Special Committee’s recommendations, and (c) the timing of filing of reports with the Securities and Exchange Commission. of predicting quarterly and year end financial results, (b) the finalization and audit of the Company’s unaudited results of fiscal year 2006 and the first 2 quarters of fiscal year 2007, (c) the effects of the Company’s voluntary review of its historic stock option granting practices, including (i) risks and uncertainties relating to developments in regulatory and legal guidance regarding stock option grants and accounting for such grants, (ii) the possibility that the Company will not be able to file additional reports with the Securities and Exchange Commission in a timely manner, (iii) the possibility that the Company in consultation with the Company's independent public accountants or the SEC, may determine that additional stock-based compensation expenses and other additional expenses be recorded in connection with affected option grants (iv) the Company may incur negative tax consequences arising out of the stock option review, (v) the possible delisting of the Company’s stock from the Nasdaq National Market pursuant to Nasdaq Marketplace Rule 4310(c)(14), (vi) the timing and outcome of the Nasdaq appeal hearing, (vii) the impact of any actions that may be required or taken as a result of such review or the Nasdaq hearing and review process, (viii) risk of litigation arising out of or related to the Company’s stock option grants or a restatement of the Company’s financial statements, and (d) factors discussed from time to time in reports filed by the Company with the Securities and Exchange Commission. The forward-looking statements contained in this news release are made as of the date hereof and EMCORE does not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.
“Safe Harbor” Statement
July 9, 2007

EMCORE's New Business Scope

Global Communications and Power at the Speed of Light

Fiber Optic Components and Systems for Broadband, 10G Ethernet, Datacom & Telecom

Fiber Optics Broadband (Ortel)

CATV Tx/Rx
FTTx Tx, PON TRx
RF over fiber links
Fiber-optic gyro
Video Transport

Fiber Optics Data/Telecom (EFO)

DataCom Component
Telecom Component
10 GE TRx (LX4, CX4)
Parallel Optical TRx

Space and Terrestrial Solar Power Based on Multi-Junction Solar Cells

Photovoltaics Solar Power (EPV)

Space solar cells
Space solar panels

Emcore Solar Power (ESP)

Concentrator solar cells for terrestrial

Solar power system

July 9, 2007

Earth Station
Microwave
Multiple
Dwelling
Units
TVRO
Central
Office
CATV
Headends
Telecommunications
Backbone
Central
Office
Intermediate Hubs
Node
Concentrator
Metro
Ring

EFO
Ortel
Ortel
EFO
Microwave/RF
Transmitters/Receivers
FTTP PON TxRx
Parallel  Optics,
4 & 12x TxRx
LX4, CX4 TxRx
For 10G Ethernet
CATV Transmitters/
Receivers
Hybrid Fiber Coaxial (HFC) Network
Telecom Network
Ortel
OC-192 TxRx
SFF Tunable
DWDM XFP
EFO
EMCORE’s Components &
Subsystems in Networks & Premises
July 9, 2007

EMCORE Broadband Product Lines

CATV	VIDEO	SPECIALTY	FTTx
CATV Transmitters and Receivers, Subassembly Boards, Lasers, Photo Diodes, Chips	Analog Video, HDTV/DTV Video, Mobile Video and IP Transport	RF Satellite Links Tx/Rx/Delay Lines, FOG's, THz, Lithium Niobate Devices	1550nm Transmitters, Video Receivers, PON Transceivers, EDFA's

July 9, 2007

Total Cable Capex
Commercial
Upgrade
Maintenance
New Service Offerings
Capex/RGU Add
Capex/RGU and Adv. Digital Cable Adds
$4.0Bn
$4.6Bn
~$5.7Bn
$1,300
$876
$858
$681
$814
$633
2005
2006
2007E

Source: Comcast
Comcast CapEx Budget
-- 24% Increase in 07 from 06
July 9, 2007

Broadband (CATV, FTTP, Video
Transport) Business Strategy
▪
Acquired five companies to position ourselves as a major player in  Broadband Components and Systems
▪
Consolidated technology, IP, product portfolio & CATV customer base
▪
Positioned as “Arms Merchant” to MSO and Telecom build-out
▪
Multi-service operators (MSO’s) are accelerating CATV infrastructure upgrade in order to offer premium triple-play services
•
High-definition TV (HDTV), digital video and Video on Demand (VOD)
•
High-speed internet
•
Voice over IP (VoIP)
▪
Emerging supplier of FTTP components
•
Expanded design wins within B-PON and G-PON customer base
•
Established China-based manufacturing facility to reduce cost and increase capacity
•
Vertically integrated: chip-to-subsystem
▪
Penetrated into the high growth video transport and IPTV markets
▪
Strong demand within CATV market
▪
MSOs build networks to offer commercial services
▪
Comcast and Time Warner upgrading the legacy Adelphia networks
▪
Strong overseas market demand in Eastern Europe, Russia, India, China is driving the growth of CATV equipment manufacturers
July 9, 2007

EMCORE Datacom/Telecom Component Product Portfolio

- **1-10Gb/s VCSEL and GaAs PIN die and arrays**
- **1-4Gb/s VCSEL and GaAs PIN based coaxial TOSAs/ROSAs**
- **8-10Gb/s VCSEL and GaAs PIN based coaxial TOSAs/ROSAs**
  - Through pins
  - Electrical interface on flex
- **10Gb/s 1310nm DFB DML in butterfly**
- **10Gb/s 1310-1550nm InGaAs PIN & APD –TIA receiver packages**
  - Surface mountable mini-Dil style
  - Coaxial ROSA style
- **LRM: 10Gb/s Fabry-Perot TOSA & Linear ROSA pair for SFP+**
- **FTTH PON: GPON and GEPON APD and DFB TO Components**
  - 1.25Gb/s APD Burst-Mode for GPON and GEPON OLT
  - 2.5Gb/s APD Continuous-Mode for GPON ONU
  - 2.5Gb/s DFB at 1310for ONU and 1490nm for OLT GPON & GEPON

GPON Laser & APD

10G Packages

VCSELs, PINs

1-4G TOSA/ROSA

8-10G TOSA/ROSA

LRM TOSA/ROSA

July 9, 2007

EMCORE Datacom/Telecom Transceiver Product Portfolio

- 10 Gb/s Ethernet market is expected to experience a CAGR of >50% over the next 5 years
- EMCORE 10Gbs products lead market: LX4, CX4, and LRM
- EMCORE offers most comprehensive parallel optical modules for switch, router and HPC applications: SNAP12, SmartLink, and Mini95
- Newly released Telecom products: 300-pin 10Gb/s SFF tunable transponders and 80-km reach XFP 10Gb/s TxRx
- Newly developed SFP+ LRM complements LX4 product line

LX4

CX4

Parallel Optics

80+km XFP

Tunable SFF

LRM SFP+

July 9, 2007

Network Architecture – 2005 & Today
Enterprise & Data Center
Media
2005
2007
Desktop
Wiring Closet
Access
Distribution
Core
Distribution
Access
Data Center
Server
100m
220m to 550m
SMF
MMF OM2
100m to 300m
10/100
10/100/1000
10/100/1000
GbE
10GbE
GbE
10GbE
10GbE
10GbE
10GbE
GbE
10GbE
10/100/1000
10/100/1000
10GbE

1GbE-10GbE Transceivers Unit Mix
100%
80%
60%
40%
20%
0%
2006
2007
2008
2009
2010
2011
10GbE
1GbE

Source: Cisco Systems
10GbE Share estimated
to increase from 5% in
2006 to 45% in 2011
Demand for 10G Ethernet Increases
July 9, 2007

Growth Drivers for EMCORE
Datacom/Telecom Business
Product Lines
▪
Leading Supplier of 10Gb/s Ethernet Components and Transceivers
▪
10Gb/s VCSEL/PIN  TOSA/ROSA components for SR applications
▪
Supplying Xenpak LX4/CX4 and X2 CX4, sampling SFP+ SRL, LRM, & LR transceivers
▪
Demand from the major customer is coming back after recent “Lean Manufacturing”
▪
Broadest Portfolio of Parallel Optics Transceivers
▪
4x single data rate (SDR) and double data rate (DDR) optical media conventors
▪
12x SDR (2.5Gb/sx12) to a broad customer base for switching/routing
▪
12x DDR (5.0Gb/sx12) for switching /supercomputer /backplane interconnects
▪
Opportunities in Telecom and Infiniband Areas
▪
Telecom: 300-pin SFF fully C-band tunable transponders, XFP DWDM 80km TxRxs
▪
Infiniband: QSFP, SDR and DDR OMC transceivers, active cables
Platforms
▪
State-of-the-art VCSEL/PD Component Fab and PON Packaged Components
▪
VCSEL/PD die 1-10Gb/s, single to 2D arrays, and recently developed hermetic chips
▪
Packaged components for DFB TO’s for GPON and GEPON, APD-TIA TO’s
▪
LX4 Platform and Infrastructure for 40 Gb/s Product Solution
▪
Push to become a standard and building prototype samples
July 9, 2007

Solar Spectrum
GaInP
GaAs
Ge
Unused
Spectral Irradiance (W m-2 nm-1)
2.00
1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
0
500
1000
1500
2000
2500
3000
Wavelength (nm)

GaInP
GaAs
Ge

Silicon Response Range Limit
Multi-junction Solar Cells
▪
Emcore’s Technology Employs Three Compound Semiconductor Junctions in Series
▪
Each Junction Has a Different Bandgap
•
Top – 1.9 eV
•
Middle – 1.4 eV
•
Bottom – 0.7 eV
▪
Three Junctions of Different Bandgaps Makes Better Use of Energy Available in the Solar Spectrum
▪
Bandgap Engineering Available in III-V Multi-junction Solar Cells Offer a Path to Still Higher Performance
July 9, 2007

EMCORE Space Photovoltaics Business
▪
EPV division formed in 1998 in Albuquerque, NM
▪
Facility ready in October 1998, and 1st  volume solar cell shipment in December 1999
▪
Currently shipping 28.5% efficient solar cells in volume; 31% efficient IMM solar cells demonstrated
▪
Outstanding on-orbit performance and reliability history
▪
Emcore’s entry into the space market effectively eliminated the use of Silicon solar cells in high power GEO satellites
▪
Mid 1990’s, 80% of satellite power was generated by Silicon
▪
Today over 80% of new satellites are powered by multi-junction solar cells
EMCORE Space Photovoltaics Products
Solar Cells
Solar Panels
EMCORE Photovoltaics Division
July 9, 2007

Growth Drivers of Space Solar
Major Customers
▪
Space Systems/Loral, Lockheed Martin, Northrop-Grumman Space, Boeing, EADS Astrium, General Dynamics
Market Drivers
▪
Commercial Satellites: Growing demand for commercial programs; 33 commercial GEO awards in 2006 (highest since 2001)
▪
Industry is at the leading edge of a replacement cycle as many of the satellites launched in the early 1990’s reach the end of their useful life
▪
As one of two viable suppliers, EMCORE offers the best performance in the industry with outstanding space heritage and a strong reliability record
▪
Government/Defense Programs: EMCORE is a leading engineering and manufacturing service company for government/defense programs
▪
Technology leader: Record high-efficiency solar cells for space applications (31% with IMM design)
▪
Solution oriented: EMCORE provides enabling solutions to mission critical programs
Backlog
▪
Backlog exceeding $108M
▪
Book-to-bill consistently greater than 1
July 9, 2007

Solar Production (GW)
Module ASP (USD)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
2005
2006E
2007E
2008E
2009E
2010E
Production
ASP (USD)

Solar Revenues (USD Bn)
Y/Y Change
$20.0
$15.0
$10.0
$5.0
$0.0
50%
40%
30%
20%
10%
0%
2005
2006E
2007E
2008E
2009E
2010E
Revenues
Y/Y Change

Source:  Merrill Lynch
Solar Module Market
▪
2006 market for solar modules was approximately 2.2GW and >$8B worldwide
▪
Growth forecasted at ~24% CAGR. The market size will be 7GW and $18B by 2010
▪
Growth drivers:
▪
Increased demand and cost of power
▪
Government incentives
▪
Reduced cost of solar power
▪
Environmental concerns and political pressure
▪
Germany and Japan accounted for 80% of total demand in 2005
▪
US and Spain are likely to be the fastest growing markets over the next several years
July 9, 2007

◆
Solar Module Technologies
▪
Crystalline Si: Conversion efficiency of 12-20% at module level
▪
   Predominant technology
Most versatile for all applications
▪
Si shortage (at least until late of 2008)
Relatively high price: ~$3.5/W
Easy to scale up in production
▪
Low efficiency of surface area/land use
Environmental concerns with some materials (Cadmium Telluride)
▪
Concentrator Photovoltaics (CPV): efficiency of 25-30% at module level
▪
Most efficient land use – more power generated per area
Less equipment and material requirement for production scale up
Suitable for commercial, agricultural, and power utility applications
More efficient for direct illumination than difused light
▪
◆
Pros:
◆
◆
 Cons:
◆
 Pros:
 ◆
◆
◆
 Cons:
◆
◆

More cost effective ~$2.5/W
Pros:
◆
◆
 Thin Film: Conversion efficiency of 5-7% at module level
▪
▪
 Most Effective~ $2/W
 Cons:
◆
◆
More efficient for direct illumination than diffused light
July 9, 2007

Solar Flux
Lens
Solar Cell
Receiver
1x
1,000x
Utilizes advanced solar cells to provide most cost effective solution
7x 5” Silicon cells
Produce Equal Power As
1x 1 cm2 triple
junction CPV
Terrestrial Application of Triple
Junction Technology
▪
EMCORE’s triple junction solar cell technology is being adapted for terrestrial power generation
▪
Lens concentrates solar flux to 500–1,000 times normal irradiance
▪
Conversion efficiency improves under concentrated illumination
▪
36% cell efficiency in production
▪
40% cell will be introduced in 2007
July 9, 2007

EMCORE Terrestrial PV Products

- **Concentrator Solar Cells**
  - 36% efficient (under 500x) cells in production
  - 40% is under development
  - Provide standard and custom form factors
  - Supply agreement ($100M over 7 years)
- **CPV Receivers**
  - Standard design and package
- **CPV Modules**
  - Internal design and applications
- **CPV System**
  - Supply agreement with World Water and Solar technologies ($100M over 3 years)
  - New partnership under development

July 9, 2007

Emcore's CPV System Design and Test Bed Installation

- Installed at EMCORE Albuquerque December 2006
- Designed to provide 25kW / Array
- 500X concentration, 2-axis tracking
- Comprised of:
  - Optics – Lens + Reflector
  - Receiver – Solar Cell
  - Cooling – Air
  - Structure with Tracker
  - DC to AC Inverter

System

Module

July 9, 2007

Growth Drivers of EMCORE
Terrestrial PV Business
▪
EMCORE is the technology leader in multi-junction concentrator solar cells
▪
36% efficient CPV cells in production
▪
Aggressive roadmap to 45% efficiency by 2010
▪
EMCORE is supporting numerous system developers with a broad range of custom CPV components
▪
Backlog of over 20MW
▪
Agreement for $100M supply over 7 years
▪
EMCORE is pursuing an early market entry into CPV systems
▪
Gen 1 system operating “on sun” for 5 months
▪
Gen 2 to enter production in Fall of 2007
▪
Demand is lined up with a supply agreement and strategic partners
▪
Current annual capacity greater than 50MW
▪
Well positioned to be a major player, with significant advantage in system performance and cost basis
▪
Costs will be continuously reduced through system optimization and solar cell efficiency improvement
July 9, 2007

Business Summary and  Priorities
▪
Business Summary
▪
Strong broadband business (CATV & FTTP) at Ortel is near profitability
▪
Space solar business at EPV is strong with good visibility and continued growth
•
Business is forecasted for continued profitability
▪
Digital fiber business (10Gb and others) is recovering from the downturn caused by second source and inventory management
▪
Solar power business units – ESP – will release new products to production by October 2007. Demand for products are lined up.
▪
Priorities
▪
Conclude the stock option restatement and file 10-K and 10-Qs
▪
Close New Jersey site (due to HQ relocation) and recognize subsequent cost savings
▪
Introduce terrestrial concentrator PV system to production providing the most cost-effective solution
▪
Increase gross margins through more focused supply chain management and establishment of China Operations
▪
Increase production capacity at Ortel and EPV to meet future growth demands
▪
Expand the digital fiber (EFO) business with a broader product portfolio within Enterprise applications and enter Infiniband and Telecom markets
July 9, 2007

FY08 Revenue Drivers (continued operations only)
Emerging business from terrestrial solar (ESP) systems in 2008
Strong space solar business: ~25% YoY growth
Strong CATV and video business: ~30% YoY growth
Recovery of 10G business and revenues
from new markets (telecom & Infiniband)
Revenue History and Projection
from Current Businesses
$115
  +40%
($ in millions)
$33
$51
$82
+61%
$144
+25%
$170
+18%
FY02
FY04
FY03
FY05
FY06
FY07
Projection
$210-230
+25- 35%
FY08
Forecast
July 9, 2007

EMCORE Corporation
CEUT Emerging Growth Conference
New York City, July 11, 2007
Reuben F. Richards, Jr.  Chief Executive Officer
Hong Hou, President & Chief Operating Officer
July 9, 2007